UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K
_______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2013
_______________
INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
_______________

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant's telephone number, including area code)
_______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors.
The certificate of incorporation of INTL FCStone Inc. (the "Company") provides that the Company should have a Board of Directors consisting of 11 members until the 2013 Annual Meeting of Shareholders, at which time the number of directors should be reduced to nine members. All nine directors nominated for election were members of the Board prior to the 2013 Annual Meeting of Shareholders, while the two directors departing from the Board, with effect from February 21, 2013, were Justin Wheeler and Jack Friedman.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of INTL FCStone Inc. was held on February 21, 2013. The final voting results for each matter submitted to a vote of the Shareholders are as follows:

Item 1. With respect to the election of nine directors to hold office for a term expiring at the 2014 annual meeting or until their respective earlier death, resignation or removal, votes were validly cast as follows for the following persons as directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Paul G. Anderson	13,360,762	89,606	3,380,837
Scott J. Branch	13,381,231	69,137	3,380,837
John M. Fowler	13,327,847	122,521	3,380,837
Daryl K. Henze	13,349,257	101,111	3,380,837
Bruce Krehbiel	13,336,560	113,808	3,380,837
Sean M. O'Connor	13,374,990	75,378	3,380,837
Eric Parthemore	13,339,393	110,975	3,380,837
John Radziwill	13,371,122	79,246	3,380,837
Diego J. Veitia	11,508,593	1,941,775	3,380,837

Item 2. KPMG LLP was ratified as the Company's independent registered public accounting firm for the 2013 fiscal year with the following vote:

FOR	15,819,616
AGAINST	1,003,610
ABSTAIN	7,979
BROKER NON-VOTES	—

Item 3. Votes were cast with respect to the proposal to approve the proposed INTL FCStone Inc. 2013 Stock Option Plan (see Exhibit A), as follows:

FOR	12,188,938
AGAINST	1,245,332
ABSTAIN	16,098
BROKER NON-VOTES	3,380,837

Item 8.01. Other Events.
During the regular meeting of the Board of Directors held February 21, 2013, following the Annual Meeting of the Shareholders of INTL FCStone Inc., John Radziwill was elected as Chairman of the Board of Directors and Paul G. Anderson was elected as Vice-Chairman of the Board of Directors.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
February 26, 2013	/s/ Brian T. Sephton
(Date)	Brian T. Sephton
Chief Legal & Governance Officer

Exhibit A
INTL FCStone Inc.
2013 Stock Option Plan

INTL FCSTONE INC., a Delaware corporation (the “Company”), hereby adopts this Stock Option Plan (this “Plan”) for its employees, officers, directors and consultants, in accordance with the following terms and conditions.
1.Purpose of Plan. The purpose of this Plan is to advance the growth and development of the Company by affording an opportunity to employees, officers, directors and consultants of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. This Plan is intended to permit certain designated stock options granted under this Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

2.Definitions. For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

(a)"Board of Directors" means the board of directors of the Company.

(b)“Cause" means: (i) the commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to the Company's reasonable directives and policies, willful disobedience or insubordination; (iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary; (iv) recruitment of the personnel of the Company or any Parent or Subsidiary on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof; or (v) solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.

(c)"Code" means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.

(d)"Company" means INTL FCStone Inc., a Delaware corporation.

(e)“Continuous Employment” means the absence of any interruption or termination of employment (or termination of a consulting contract) by the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof.

(f)"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(g)"Eligible Employee" means any employee, officer, director or consultant of the Company or any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in Section 422 of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.

(h)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)"Fair Market Value" as of a particular date shall mean the fair market value of the Common Stock. For purposes of this Plan, the fair market value of one Share on any relevant date shall be determined as follows:

(i)If the Shares are traded on an established securities market (including the NASDAQ Stock Market), the reported “closing price” on the relevant date, if it is a trading day; otherwise on the immediately preceding trading day; or

(ii)If the Shares are not traded on an established securities market, the fair market value, as determined by the Board of Directors in good faith under a reasonable valuation method, as of the valuation date coinciding with or, if none, most recently preceding the relevant date. Such fair market valuation determination shall be made in a manner consistent with the rules prescribed under Section 409A of the Code, and with respect to Incentive Stock Options, consistent with rules prescribed under Section 422 of the Code.

(j)"Incentive Stock Option(s)" means a stock option granted to an Eligible Employee to purchase Shares which is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

(k)"Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

(l)"Nonqualified Stock Option(s)" means a stock option granted to an Eligible Employee to purchase Shares which is not intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

(m)"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(n)"Option" means any unexercised and unexpired Incentive Stock Option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.

(o)"Option Agreement" means a written agreement by and between the Company and an Optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.

(p)"Optionee" means any Eligible Employee who is granted an Option as provided in this Plan.

(q)"Parent" means any present or future "parent corporation" of the Company as such term is defined in Section 424(e) of the Code and which the Board of Directors of the Company has elected to be covered by this Plan.

(r)"Plan" means this Plan, as amended from time to time.

(s)“Securities Act” means the Securities Act of 1933, as amended.

(t)"Share" means a share of Stock.

(u)"Stock" means authorized and unissued shares of the Company's Common Stock, $.01 par value per share, or treasury shares of such class.

(v)"Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code and which the Board of Directors has elected to be covered by this Plan.

Where applicable, the terms used in this Plan have the same meanings as the terms used in the Code, and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.
3.Stock Subject to Option.

(a)Available Shares. The total number of Shares which may be issued by the Company to all Optionees under this Plan is 1,000,000 Shares. Except as otherwise provided in Section 3(b) of this Plan, the total number of Shares which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.

(b)Expired Options and Delivered Shares. If any Option granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the Shares (or remaining Shares) subject to that particular Option shall again be available for grant under this Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to this Plan.

4.Administration of this Plan.

(a)Board of Directors. This Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of this Plan, to interpret the provisions and supervise the administration of this Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting, or reduced to writing and signed by all of the members of the Board of Directors. Subject to the Company's Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of Shares and terms applicable to each Option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of Shares pursuant to this Plan. The Board of Directors may amend this Plan and any Option Agreement without any additional consideration to affected Optionees to the extent necessary to avoid the imposition of penalties on holders of Options granted under this Plan under Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted under the Plan or Option Agreements (or both) before those amendments. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to this Plan or an Option granted under this Plan.

(b)Compensation Committee. The Board of Directors may from time to time appoint a Compensation Committee, consisting of not less than two (2) directors (the "Committee"). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, as amended, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, at its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of this Plan.

(c)Authorization of Officers to Grant Options. In accordance with applicable law, the Board of Directors may, by a resolution adopted by the Board of Directors, authorize one or more Officers to designate Eligible Employees (excluding the Officer(s) so authorized and any other Officers of the Company who are or are expected to be subject to Section 16(b) of the Exchange Act) to be Optionees of Options and determine the number of Options to be granted to such Eligible Employees; provided, however, that the resolution adopted by the Board of Directors so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

(d)Compliance with Internal Revenue Code. The Board of Directors (or the Committee if appointed) shall at all times administer this Plan and make interpretations under this Plan in such a manner that Options granted under this Plan designated as Incentive Stock Options will meet the requirements of Section 422 of the Code.

5.Selection of Optionees.

(a)Discretion of the Board of Directors. In determining which Eligible Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.

(b)Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of grant, of Shares with respect to which any Incentive Stock Options under this Plan and all other plans of the Company become exercisable by any individual for the first time in any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall be deemed a Nonqualified Stock Option.

(c)Limitation on Annual Grants of Options. No Eligible Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares. The limitation described in this Section 5(c) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12 of this Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Sections 12 or 13 of this Plan), the canceled Option will be counted against the limitation described in this Section 5(c).

6.Option Agreement. Subject to the provisions of this Plan, each Option granted to an Optionee shall be set forth in an Option Agreement which shall include such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option Agreement. Any Option Agreement shall clearly identify the corresponding Option as an Incentive Stock Option or Nonqualified Stock Option.

7.Option Prices.

(a)Determination of Option Price. Except as otherwise provided by this Section 7(a), the option price for Stock shall not be less than one hundred percent (100%) of the fair market value of the Stock on the date of the grant of such Option. The option price for any Incentive Stock Option granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option. Any Option that is (1) granted to an Eligible Employee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Eligible Employee immediately prior to such Acquisition, and (3) intended to preserve for the Eligible Employee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Board of Directors determines to be necessary to achieve such preservation of economic value. Any Option that is granted to an Eligible Employee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Eligible Employee's commencing employment with the Company may be granted with such exercise price as the Board of Directors determines to be necessary to provide such material inducement.

(b)Determination of Stock Ownership. For purposes of Sections 7 and 8, an Optionee's common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 424(d) of the Code.

8.Term of Options.

(a)No Incentive Stock Option granted under this Plan may be exercised later than ten (10) years from the date of grant. Non-Qualified Stock Options shall have such term as the Board of Directors shall determine.

(b)The term for any Incentive Stock Option granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be more than five (5) years from the date of grant.

9.Exercise of Option.

(a)Limitation on Exercise of Option. Except as otherwise provided in this Plan, the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement. The Board of Directors, in its sole discretion, may accelerate the vesting of any Option at any time.

(b)Exercise Prior to Cancellation. An Option shall be exercisable only during the term of the Option as long as the Optionee is in Continuous Employment with the Company or is continually on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof. Notwithstanding the preceding sentence, as long as the Option's term has not expired, and unless otherwise provided in the Option Agreement, an Option which is otherwise exercisable in accordance with its provisions shall be exercisable:

(i)for a period ending ninety (90) days after the Optionee has terminated his Continuous Employment with the Company, unless the Optionee was terminated for cause by the Company in which case the Option shall terminate upon the delivery of notice of termination of employment; or

(ii)for a period ending ninety (90) days after the removal or resignation of the Optionee from the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof, on which such Optionee has served; or

(iii)by the estate of the Optionee, within one (1) year after the date of the Optionee's death, if the Optionee should die while in the Continuous Employment of the Company or while serving on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof; or

(iv)within one (1) year after the Optionee's employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such Disability is the cause of termination.

(c)Method of Exercising an Option. Subject to the provisions of any particular Option, including any provisions relating to vesting of the Option, an Optionee may exercise the Option, in whole or in part, by written notice to the Company stating in such written notice the number of Shares such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable federal and state securities laws. If, after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the Shares. In no event may an Option be exercised after the expiration of its term. An Optionee is under no obligation to exercise an Option or any part thereof.

(d)Payment for Option Stock. The exercise of any Option shall be contingent upon receipt by the Company of the acceptable form of consideration equal to the full option price of the Shares being purchased. The acceptable form of consideration may consist of any combination of cash, certified bank check, wire transfer or, subject to the approval of the Board of Directors:

(i)Mature Shares; or

(ii)pursuant to procedures approved by the Board of Directors, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Optionee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise. For purposes of this Section 9, Mature Shares that are delivered in payment of the option price shall be valued at their Fair Market Value. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.

(e)Delivery of Stock to Optionee. Provided the Optionee has delivered proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of Shares which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed at the sole discretion of the Company to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of Shares, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which the Company deems necessary to insure the Company that it can comply with any federal, state, local and foreign income tax withholding requirements.

10.Nontransferability of Options. Except as otherwise provided in Section 9(b)(iii) and (iv) of this Plan, an Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. An Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. No Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of an Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions of this Plan, such Option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.

11.Compliance with the Securities Laws.

(a)Optionee's Written Statement. The Board of Directors may, in its sole discretion, require that at the time an Optionee elects to exercise his Option, he shall furnish a written statement to the Company that he is acquiring such Shares for investment purposes only and that he has no present intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the Shares pertaining to the Option are not registered under the Securities Act, or any applicable state securities laws. In the event that Shares subject to the Option are registered under the Securities Act, an Optionee shall no longer be required to comply with this subsection 11(a).

(b)Registration Requirements. If at any time the Board of Directors determines, in its sole discretion, that the listing, registration or qualification .of the Shares subject to an Option upon any securities exchange or under any federal or state securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).

(c)Restrictions on Transfer of Shares. The Shares acquired by an Optionee pursuant to the exercise of an Option shall be freely transferable; provided, however, that such Shares may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Securities Act, or (ii) an opinion of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such Shares under federal or state securities laws has been received by the Company.

(d)Restrictive Legend. In order to enforce the restrictions imposed upon Shares under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company's stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing Shares issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:

"The shares of Common Stock evidenced by this certificate have been issued under the INTL FCStone Inc. 2013 Stock Option Plan (the "Plan") and are subject to the terms and provisions of such Plan.
These shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or an exemption from registration is available."
12.Changes in Capital Structure of Company. In the event of a capital adjustment resulting from a stock dividend, stock split, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of Shares authorized by this Plan, or in the number, option price and kind of Shares covered by the outstanding Options. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional Shares.

13.Reorganization Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, or any merger or combination in which the Company is involved in which the Company is not a surviving corporation, or a transfer by the Company of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of Section 368(a) of the Code, all outstanding Options shall thereupon terminate, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Notwithstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board of Directors, in its sole discretion, may elect to accelerate the vesting schedules of any or all Options previously issued upon such notice, and the holders thereof may exercise such Options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options.

14.Notification of Disqualifying Disposition. If an Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an Incentive Stock Option on or before the later of (i) two years after the date of grant, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition.

15.Escrow. In order to enforce the restrictions imposed upon Shares under this Plan, the Board of Directors or the Committee may require any Optionee to enter into an escrow agreement providing that the certificates representing Shares issued pursuant to this Plan shall remain in the physical custody of an escrow holder until any or all of such restrictions have terminated.

16.Application of Funds. All proceeds received by the Company from the exercise of Options shall be paid into its treasury and such proceeds shall be used for general corporate purposes.

17.Optionee's Rights as a Holder of Shares.

(a)Prior to Exercise. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any share of Stock subject to an Option unless and until stock certificates for such Shares are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in Section 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

(b)Dividends. Purchasers of Stock pursuant to this Plan will be entitled, after issuance of their stock certificates, to any dividends that may be declared and paid on the Shares registered in their names. A stock certificate representing dividends declared and paid in Shares shall be issued and delivered to the purchaser after such Shares have been registered in the purchaser's name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.

(c)Voting Rights. Purchasers of Shares of the Stock shall be entitled to receive all notices of meetings and exercise all voting rights of a shareholder with respect to the Shares purchased.

18.Amendment and Termination of this Plan.

(a)Discretion of the Board of Directors. The Board of Directors may amend or terminate this Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company; and (ii) the Company shall obtain shareholder approval of any Plan amendment to the extent the Board determines that such approval is necessary and desirable to comply with Section 422 of the Code (or any successor statute or regulation) or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(b)Automatic Termination. This Plan shall terminate ten (10) years after its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of this Plan under this subsection 18(b). Any Option outstanding at the time this Plan is terminated under this subsection 18(b) shall remain in effect until the Option is exercised or expires.

19.Miscellaneous.

(a)Notices. All notices and elections by an Optionee shall be in writing and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

(b)Effective Date of this Plan. This Plan shall be effective upon adoption of this Plan by the Board of Directors. This Plan shall be submitted to the shareholders of the Company for their approval within 12 months of the approval by the Board of Directors and, if such approval is not obtained, this Plan shall terminate. Options may be granted prior to the obtaining of such shareholder approval but the exercise of such options shall be conditioned upon such shareholder approval.

(c)Employment. Nothing in this Plan or in any Option granted under this Plan, or in any Stock Option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.

(d)Section 409A. This Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith.

(e)Plan Binding. This Plan shall be binding upon the successors and assigns of the Company.

(f)Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

(g)Headings. Captioned headings of Sections and subsections of this Plan are inserted for convenience and reference, and constitute no part of this Plan.

(h)Applicable Law. This Plan and related Option Agreements shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.